UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2012

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

75248

(Address of principal executive offices)

(Zip Code)

(972) 931-4300

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Behringer Harvard REIT I, Inc. (referred to herein as the “Company,” “we,” “our” or “us”) is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K dated as of August 31, 2012, originally filed with the United States Securities and Exchange Commission (the “SEC”) on September 6, 2012 (the “Original Form 8-K”).  This Amendment is being filed solely to provide certain omitted portions of Exhibit 10.2 to the Original Form 8-K (the “Exhibit”) in connection with the confidential treatment request filed with that Exhibit.  Following correspondence with the SEC, the Company is re-filing the Exhibit with less information redacted.

Except as described above, no other changes have been made to the Original Form 8-K.  This Amendment speaks as of the original filing date of the Original Form 8-K, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after filing of the Original Form 8-K or to modify or update those disclosures affected by subsequent events.  Accordingly, this Amendment should be read in conjunction with the Original Form 8-K and the Company’s other filings made with the SEC.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                      Exhibits:

Exhibit No.	Description

3.1	Behringer Harvard REIT I, Inc. Articles Supplementary (filed as an exhibit to the Original Form 8-K)

10.1*

Master Modification Agreement, dated as of August 31, 2012, by and among Behringer Harvard REIT I, Inc., Behringer Harvard REIT I Services Holdings, LLC, Behringer Advisors, LLC and HPT Management Services, LLC (filed as an exhibit to the Original Form 8-K)

10.2*	Administrative Services Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Advisors, LLC (filed herewith)

10.3

Sixth Amended and Restated Property Management Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP and HPT Management Services, LLC (filed as an exhibit to the Original Form 8-K)

10.4

Behringer Harvard Holdings License Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Holdings, LLC (filed as an exhibit to the Original Form 8-K)

10.5	Registration Rights Agreement, dated as of August 31, 2012, among Behringer Harvard REIT I, Inc. and the shareholders party thereto (filed as an exhibit to the Original Form 8-K)

10.6	Third Amended and Restated Agreement of Limited Partnership of Behringer Harvard Operating Partnership I LP, dated as of August 31, 2012 (filed as an exhibit to the Original Form 8-K)

10.7

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and Scott W. Fordham (filed as an exhibit to the Original Form 8-K)

10.8

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and William J. Reister (filed as an exhibit to the Original Form 8-K)

10.9

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and Telisa Webb Schelin (filed as an exhibit to the Original Form 8-K)

10.10

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and Thomas P. Simon (filed as an exhibit to the Original Form 8-K)

10.11

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and James E. Sharp (filed as an exhibit to the Original Form 8-K)

10.12	Interim CEO Consulting Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc. and Robert S. Aisner (filed as an exhibit to the Original Form 8-K)

14.1	Behringer Harvard REIT I, Inc. Code of Business Conduct Policy (filed as an exhibit to the Original Form 8-K)

99.1	Press release of Behringer Harvard REIT I, Inc., dated September 6, 2012 (filed as an exhibit to the Original Form 8-K)

*   Confidential treatment has been requested for certain portions of this exhibit. These portions have been omitted from this Current Report and submitted separately to the Securities and Exchange Commission pursuant to a Confidential Treatment Request under Rule 24b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Date: January 3, 2013	By:	/s/ Telisa Webb Schelin
	Name:	Telisa Webb Schelin
	Title:	Senior Vice President – Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Behringer Harvard REIT I, Inc. Articles Supplementary (filed as an exhibit to the Original Form 8-K)

10.1*

Master Modification Agreement, dated as of August 31, 2012, by and among Behringer Harvard REIT I, Inc., Behringer Harvard REIT I Services Holdings, LLC, Behringer Advisors, LLC and HPT Management Services, LLC (filed as an exhibit to the Original Form 8-K)

10.2*	Administrative Services Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Advisors, LLC (filed herewith)

10.3

Sixth Amended and Restated Property Management Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP and HPT Management Services, LLC (filed as an exhibit to the Original Form 8-K)

10.4

Behringer Harvard Holdings License Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Holdings, LLC (filed as an exhibit to the Original Form 8-K)

10.5	Registration Rights Agreement, dated as of August 31, 2012, among Behringer Harvard REIT I, Inc. and the shareholders party thereto (filed as an exhibit to the Original Form 8-K)

10.6	Third Amended and Restated Agreement of Limited Partnership of Behringer Harvard Operating Partnership I LP, dated as of August 31, 2012 (filed as an exhibit to the Original Form 8-K)

10.7

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and Scott W. Fordham (filed as an exhibit to the Original Form 8-K)

10.8

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and William J. Reister (filed as an exhibit to the Original Form 8-K)

10.9

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and Telisa Webb Schelin (filed as an exhibit to the Original Form 8-K)

10.10

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and Thomas P. Simon (filed as an exhibit to the Original Form 8-K)

10.11

Employment Agreement, effective as of September 1, 2012, by and between Behringer Harvard REIT I, Inc. and Behringer Harvard Operating Partnership I LP and James E. Sharp (filed as an exhibit to the Original Form 8-K)

10.12	Interim CEO Consulting Agreement, dated as of August 31, 2012, by and between Behringer Harvard REIT I, Inc. and Robert S. Aisner (filed as an exhibit to the Original Form 8-K)

14.1	Behringer Harvard REIT I, Inc. Code of Business Conduct Policy (filed as an exhibit to the Original Form 8-K)

99.1	Press release of Behringer Harvard REIT I, Inc., dated September 6, 2012 (filed as an exhibit to the Original Form 8-K)

*   Confidential treatment has been requested for certain portions of this exhibit. These portions have been omitted from this Current Report and submitted separately to the Securities and Exchange Commission pursuant to a Confidential Treatment Request under Rule 24b-2 of the Exchange Act.